                                                                 EXHIBIT 10.1.14



- --------------------------------------------------------------------------------

                        SPIRIT OF AMERICA NATIONAL BANK

                              Seller and Servicer

                                      and


                   FIRST FIDELITY BANK, NATIONAL ASSOCIATION

                                    Trustee

               on behalf of the Series 1994-2 Certificateholders

                    --------------------------------------

                            SERIES 1994-2 SUPPLEMENT

                          Dated as of August 15, 1994

                                       to

              AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT

                         Dated as of December 24, 1992

                   As Amended and Restated as of May 4, 1994

                    --------------------------------------

                                  $14,000,000

                         CHARMING SHOPPES MASTER TRUST

                                 SERIES 1994-2

- --------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                            Page

SECTION 1.  Designation   . . . . . . . . . . . . . . . . . . . . . . . .   1

SECTION 2.  Definitions . . . . . . . . . . . . . . . . . . . . . . . . .   1

SECTION 3.  Reassignment and Transfer Terms . . . . . . . . . . . . . . .  12

SECTION 4.  Delivery and Payment for the Series 1994-2
            Certificates; Transfer. . . . . . . . . . . . . . . . . . . .  12

SECTION 5.  Form of Delivery of Series 1994-2 Certificates  . . . . . . .  13

SECTION 6.  Article IV of Agreement . . . . . . . . . . . . . . . . . . .  13

SECTION 7.  Article V of the Agreement  . . . . . . . . . . . . . . . . .  23

SECTION 8.  Series 1994-2 Early Amortization Events . . . . . . . . . . .  26

SECTION 9.  Series 1994-2 Termination . . . . . . . . . . . . . . . . . .  28

SECTION 10. Distributions from Series 1994-1  . . . . . . . . . . . . . .  28

SECTION 11. Representations and Warranties of the Seller
            and the Servicer  . . . . . . . . . . . . . . . . . . . . . .  28

SECTION 12.  Obligations Unaffected . . . . . . . . . . . . . . . . . . .  28

SECTION 13.  Conditions to Effectiveness of This Supplement . . . . . . .  29

SECTION 14.  Ratification of Agreement  . . . . . . . . . . . . . . . . .  30

SECTION 15.  Counterparts . . . . . . . . . . . . . . . . . . . . . . . .  31

SECTION 16.  Amendments . . . . . . . . . . . . . . . . . . . . . . . . .  31

SECTION 17.  Governing Law  . . . . . . . . . . . . . . . . . . . . . . .  31

SECTION 18.  No Petition  . . . . . . . . . . . . . . . . . . . . . . . .  31


EXHIBITS

EXHIBIT A    Form of Class A Certificate
EXHIBIT B    Form of Class B Certificate
EXHIBIT C    Form of Monthly Payment Instructions and
             Notification to the Trustee
EXHIBIT D    Form of Monthly Certificateholders' Statement
EXHIBIT E-1  Form of Transferor Letter
EXHIBIT E-2  Form of Transferee Letter

                      SERIES 1994-2 SUPPLEMENT, dated as of August 15, 1994 (this "Supplement"), by and between SPIRIT OF AMERICA NATIONAL BANK, a national banking association, as Seller and Servicer, and FIRST FIDELITY BANK, NATIONAL ASSOCIATION, as Trustee under the Amended and Restated Pooling and Servicing Agreement dated as of December 24, 1992 between Spirit of America National Bank and the Trustee (as amended and restated on May 4, 1994, the "Agreement").

                      Section 6.9 of the Agreement provides, among other things, that, subject to certain conditions, the Seller and the Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the delivery by the Trustee to the Seller for the execution and redelivery to the Trustee for authentication of one or more Series of Certificates.

                      Pursuant to this Supplement, the Seller and the Trust shall create a new Series of Investor Certificates and shall specify the Principal Terms thereof.

                      SECTION 1. Designation. There is hereby created a Series of Investor Certificates to be issued pursuant to the Agreement and this Supplement to be known as the "Series 1994-2 Certificates". The Series 1994-2 Certificates shall be issued in two Classes, which shall respectively be known as "Class A Certificates, Series 1994-2" (the "Class A Certificates") and the "Class B Certificates, Series 1994-2" (the "Class B Certificates"). Series 1994-2 shall be included in Group One. Except as provided herein, Series 1994-2 shall not be subordinated to any other Series.

                      SECTION 2.  Definitions.

                      In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Supplement shall govern with respect to this Series. All Article, Section or Section references herein shall mean Article, Section or Sections of the Agreement, except as otherwise provided herein. All capitalized terms not otherwise defined herein are defined in the Agreement. Each capitalized term defined herein shall relate only to the Series 1994-2 Certificates and no other Series of Certificates or Receivables Purchase Series issued by the Trust.

                      "Accrual Period" shall mean the period from and including a Distribution Date (or in the case of the initial Accrual Period, the Issuance
Date) to but excluding the succeeding Distribution Date.

                      "Adjusted Class A Invested Amount" shall mean, as of any date, the Class A Invested Amount on such date less the amount on deposit in the Principal Funding Account allocable to the Class A Certificates on such date of determination pursuant to Section 4.8 hereof.

                      "Adjusted Class B Invested Amount" shall mean, as of any date, the Class B Invested Amount as of such date less the amount on deposit in the Principal Funding Account allocable to the Class B Certificates on such date pursuant to Section 4.8 hereof.

                      "Adjusted Investor Interest" shall mean, with respect to any date of determination, an amount equal to the Investor Interest less the Principal Funding Account Balance on such date of determination.

                      "Available Class A Excess Spread Account Amount" shall mean, with respect to any Distribution Date occurring after the Class A Excess Spread Account Funding Date, the lesser of (a) the amount on deposit in the Class A Excess Spread Account on such date (before giving effect to any deposit to be made to the Class A Excess Spread Account on such date) and (b) the Required Class A Excess Spread Account Amount for such Distribution Date.

                      "Available Funds" shall mean, with respect to any Distribution Date, the sum of (i) the Floating Allocation Percentage of Collections of Finance Charge Receivables allocated to the Series 1994-2 Certificateholders for the related Due Period (including any investment earnings that are to be treated as Collections of Finance Charge Receivables in accordance with the Agreement and this Supplement), (ii) the amount of Principal Funding Investment Proceeds, if any, with respect to such Distribution Date, (iii) amounts paid to the Trustee under the Caps and (iv) all amounts available pursuant to Section 4.6(h) of the Series 1994- 1 Supplement.

                      "Available Principal Collections" shall mean, with respect to any Distribution Date, the sum of (i) the Principal Allocation Percentage of all Collections of Principal Receivables for the related Due Period, (ii) any Shared Principal Collections with respect to other Series in Group One that are allocated to Series 1994-2 in accordance with Section 4.11 for such Distribution Date, (iii) any reimbursements of Investor Loss Amounts as provided in Section 4.6(c), (iv) any reimbursement of Class A Charge-Offs and Class B Charge-Offs as provided in Section 4.6(d) and (v) any other amounts which pursuant to Section 4.6 are to be treated as Collections of Principal Receivables for such Distribution Date.

                      "Average Principal Balance" shall mean, for a Due Period in which an Addition Date or Removal Date occurs, the weighted average of the Principal Receivables in the Trust at the end of the day on the last day of the prior Due Period and the Principal Receivables in the Trust at the end of the day on the related Addition Date or Removal Date, weighted, respectively, by a fraction, the numerator of which is the number of days from and including the first day of such Due Period to but excluding the related Addition Date or Removal Date, and the denominator of which is the number of days in such Due Period, and by a fraction, the numerator of which is the number of days from and including the related Addition Date or Removal Date to and including the last day of such Due Period, and the denominator of which is the number of days in such Due Period.

                      "Base Rate" shall mean, for any Due Period, (i) the sum of Certificate Interest on the Series 1994-2 Certificates for the related Distribution Date and the Investor Monthly Servicing Fee for such Due Period minus any amounts paid to the Trustee under the Caps, divided by (ii) the Investor Interest as of the last day of such Due Period, times (iii) 12.

                      "Cap Agreement" shall mean the agreement or agreements between the parties named therein and the Trust, substantially in the form of Exhibit A, pursuant to which the Trust entered into the Caps, and all amendments thereof and supplements thereto.

                      "Cap Counterparties" shall mean the persons so designated in the Cap Agreement and any permitted assignees of such parties' obligations under the Caps from time to time as contemplated by the Cap Agreement.

                      "Caps" shall mean, as of any date, the interest rate cap or caps entered into in an aggregate notional amount initially equal to $10,000,000, in each case among the Trust, the Cap Counterparties and the other parties named therein pursuant to the Cap Agreement.

                      "Certificate Interest" shall have the meaning assigned in Section 4.6(a).

                      "Class A Certificate" shall mean a certificate executed by the Seller and authenticated by the Trustee, substantially in the form of Exhibit A.

                      "Class A Certificate Rate" shall have the meaning specified in that letter agreement, dated as of August 15, 1994, between the Seller and Servicer and the Trustee.

                      "Class A Certificateholder" shall mean each holder of an interest in the Class A Certificates.

                      "Class A Charge-Off" shall have the meaning assigned in
Section 4.5.

                      "Class A Deficiency Amount" shall have the meaning assigned in Section 4.6(a).

                      "Class A Excess Spread Account" shall have the meaning specified in Section 4.12(a).

                      "Class A Excess Spread Account Funding Date" shall mean the earliest of (a) the first Distribution Date on which the Excess Yield Percentage is less than two percent (2%) and (b) the Distribution Date following an Economic Early Amortization Event.

                      "Class A Interest" shall mean that portion of the Floating Rate Certificateholders' Interest in the Trust Assets evidenced by the Class A Certificates.

                      "Class A Invested Amount" shall mean, on any date of determination, an amount equal to (a) the Initial Class A Invested Amount, minus (b) the aggregate amount of principal payments to the Class A Certificateholder pursuant to Section 4.8 prior to such date of determination, minus (c) the excess, if any, of the aggregate amount of Class A Charge-Offs over Class A Charge-Offs reimbursed prior to such date of determination, minus
(d) the excess, if any, of the aggregate amount of Class A Reductions made pursuant to Section 4.9(a) over reductions of the Class A Invested Amount reimbursed prior to such date of determination pursuant to Section 4.9(b).

                      "Class A Loss Amount" shall mean the ratable portion of the Investor Loss Amount allocable to the Class A Certificate.

                      "Class A Reduction" shall have the meaning specified in
Section 4.9(a).

                      "Class B Certificate" shall mean a certificate executed by the Seller and authenticated by the Trustee, substantially in the form of Exhibit B.

                      "Class B Certificateholder" shall mean each holder of a Class B Certificate.

                      "Class B Charge-Off" shall have the meaning assigned in
Section 4.5.

                      "Class B Interest" shall mean that portion of the Floating Rate Certificateholders' Interest in the Trust Assets evidenced by the Class B Certificates.

                      "Class B Invested Amount" shall mean, on any date of determination, an amount equal to (a) the Initial Class B Invested Amount, minus (b) the aggregate amount of principal payments to the Class B Certificateholders pursuant to Section 4.8 prior to such date of determination, minus (c) the excess, if any, of the aggregate amount of Class B Charge-offs over Class B Charge-offs reimbursed prior to such date of determination, minus
(d) the excess, if any, of the aggregate amount of Class B Reductions made pursuant to Section 4.9(a) over reductions of the Class B Invested Amount reimbursed prior to such date of determination pursuant to Section 4.9(b).

                      "Class B Loss Amount" shall mean the ratable portion of the Investor Loss Amount allocable to the Class B Certificate.

                      "Class B Reduction" shall have the meaning assigned in
Section 4.9(a).

                      "Closing Date" shall have the meaning specified in
Section 13.

                      "Collection Account Shortfall" shall have the meaning assigned in Section 4.12(c).

                      "Covered Amount" shall mean, for any Distribution Date with respect to the Scheduled Amortization Period, the product of the Class A Certificate Rate for the Accrual Period related to such Distribution Date, calculated on the basis of the actual days elapsed in such Accrual Period divided by 360, and the Principal Funding Account Balance on the last day of the preceding Due Period.

                      "Distribution Date" shall mean August 15, 1994 and the fifteenth day of each calendar month thereafter, or if such fifteenth day is not a Business Day, the next succeeding Business Day.

                      "Early Amortization Period" shall mean an Amortization Period commencing at the close of business on the Business Day immediately preceding the day on which an Early Amortization Event with respect to Series 1994-2 is deemed to have occurred, and ending on the Series 1994-2 Termination Date.

                      "Economic Early Amortization Distribution Date" shall mean the first Distribution Date following the occurrence of an Economic Early Amortization Event.

                      "Economic Early Amortization Event" shall mean the Series 1994-2 Early Amortization Event set forth in Section 8(c) of this Supplement.

                      "Excess Finance Charge Collections" shall have the meaning specified in Section 4.6(f).

                      "Expected Final Payment Date" shall mean the April 1999 Distribution Date.

                      "Excess Loan Agreement Funds" shall mean those funds payable to the Seller and Servicer pursuant to Section 2.2(b)(iv) of the Loan Agreement, which amounts shall instead be deposited by the Trustee into the Collection Account for distribution in accordance with Section 4.6.

                      "Excess Yield Percentage" shall mean, with respect to any Distribution Date (as defined in the Series 1994-1 Supplement), the result (expressed as a percentage) of a fraction, the numerator of which is the product of (a) twelve, by (b) the Excess Finance Charge Collections (as defined in the Series 1994-1 Supplement) for such Distribution Date (as defined in the Series 1994-1 Supplement), minus the sum of (i) Shared Excess Finance Charge Collections (as defined in the Series 1994-1 Supplement), (ii) Principal Funding Investment Proceeds (as defined in the Series 1994-1 Supplement) and (iii) amounts withdrawn from the Reserve Account (as defined in the Series 1994-1 Supplement), included in the calculation of Excess Finance Charge Collections (as defined in the Series 1994-1 Supplement) for such Distribution Date (as defined in the Series 1994-1 Supplement), and the denominator of which is the Adjusted Investor Interest (as defined in the Series 1994-1 Supplement) and the Enhancement Invested Amount (as defined in the Series 1994-1 Supplement), if any, for such Distribution Date (as defined in the Series 1994-1 Supplement).

                      "Finance Charge Shortfall" shall have the meaning specified in Section 4.10.

                      "Fixed Principal Allocation Date" shall mean the earlier of (a) the date on which an Early Amortization Event with respect to Series 1994-2 occurs and (b) a date selected by the Servicer before the Expected Final Payment Date, if any. If the Servicer establishes a Fixed Principal Allocation Date pursuant to clause (b) of the preceding sentence, the Servicer shall provide notification of such date to the Seller, the Trustee and the Rating Agencies no later than two Business Days prior to such date.

                      "Floating Allocation Percentage" shall mean, with respect to any Due Period (including any day within such Due Period), the percentage equivalent of a fraction, the numerator of which is the Adjusted Investor Interest at the end of the day on the last day of the prior Due Period (or with respect to the first Due Period, the Initial Investor Interest) and the denominator of which is the greater of (x) the sum of (i) the aggregate amount of Principal Receivables in the Trust at the end of the day on such date (or with respect to the first Due Period, as of the end of the day on the Closing
Date) and (ii) the Excess Funding Amount as of the close of business of the last day of the prior Due Period, and (y) the sum of the numerators used to calculate the Investor/Purchaser Percentages for such Due Period with respect to Finance Charge Receivables, Principal Receivables or Loss Amounts, as applicable, for all Series of Certificates and Receivable Purchase Series outstanding; provided, that with respect to any Due Period in which an Addition Date or Removal Date occurs, the amount in (x)(i) above shall be (1) the aggregate amount of Principal Receivables in the Trust at the end of the day on the last day of the prior Due Period for the period from and including the first day of such Due Period to but excluding the related Addition Date or Removal Date and (2) the aggregate amount of Principal Receivables in the Trust at the end of the day on the related Addition Date or Removal Date for the period from and including the related Addition Date or Removal Date to and including the last day of such Due Period; provided further, that with respect to any Due Period in which an Addition Date or a Removal Date occurs and the Servicer need not make daily deposits of Collections into the Collection Account, the amount in (x)(i) above shall be the Average Principal Balance.

                      "Group One" shall mean Series 1994-2 and each other Series specified in the related Supplement to be included in Group One.

                      "Initial Class A Invested Amount" shall mean $10,000,000.

                      "Initial Class B Invested Amount" shall mean $4,000,000.

                      "Initial Investor Interest" shall mean the sum of the Initial Class A Invested Amount and the Initial Class B Invested Amount.

                      "Interest Payment Date" shall mean the fifteenth day of each month (or if such day is not a Business Day, the next succeeding Business Day) and the Expected Final Payment Date.

                      "Invested Amount" shall mean, as of any date, the sum of
(a) the Class A Invested Amount and (b) the Class B Invested Amount.

                      "Investor Charge-Offs" shall mean the sum of the Class A Charge-offs and Class B Charge-offs.

                      "Investor Interest" shall mean, on any date of determination, an amount equal to (a) the Initial Investor Interest, minus (b) the aggregate amount of payments of Certificate Principal paid to the Series 1994-2 Certificateholders pursuant to Section 4.8 prior to such date of determination, minus (c) the excess, if any, of the aggregate amount of Investor Charge-Offs over Investor Charge-Offs reimbursed prior to such date of determination, minus (d) the excess, if any, of the aggregate amount of Class A Reductions and Class B Reductions over the sum of the Class A Reductions and the Class B Reductions reimbursed prior to such date of determination.

                      "Investor Loss Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the aggregate of the Loss Amounts for the related Due Period and (b) the Floating Allocation Percentage for such Due Period.

                      "Investor/Purchaser Percentage" shall mean, with respect to Collections of Principal Receivables, the Principal Allocation Percentage, and with respect to Collections of Finance

Charge Receivables or Loss Amounts, the Floating Allocation Percentage.

                      "Issuance Date" shall mean the date on which the Class A Certificate and the Class B Certificate is delivered as provided in Section 4.

                      "LIBOR" shall mean, with respect to any Accrual Period, the offered rates for deposits in Dollars for a period of one month commencing on the first day of such Period which appear on Page 3750 of the Telerate screen as of 11:00 A.M., London time, on the LIBOR Determination Date. On any LIBOR Determination Date on which no offered rate appears on the Page 3750 of the Telerate screen, LIBOR will be determined at approximately 11:00 A.M., London time, on such LIBOR Determination Date on the basis of the rates at which deposits in Dollars are offered to prime banks in the London interbank market by London Reference Banks for a period of one month, commencing on the first day of the related Accrual Period and in a principal amount equal to an amount of not less than $10,000,000 that is representative for a single transaction in such market at such time. The Trustee will request the principal London office of each of such London Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, LIBOR in respect of such LIBOR Determination Date will be the arithmetic mean (rounded upward, if necessary, to the nearest one hundred-thousandth of a percentage point) of such quotations. If fewer than two such quotations are provided by the London Reference Banks, LIBOR in respect of such LIBOR Determination Date will be the arithmetic mean (rounded upward, if necessary, to the nearest one hundred-thousandth of a percentage point) of the rates quoted at approximately 11:00 A.M., New York City time, on the LIBOR Determination Date by the New York Reference Banks for loans in Dollars to leading European banks for a period of one month commencing on the first day of such Accrual Period and in a principal amount equal to an amount of not less than $10,000,000 that is representative for a single transaction in such market at such time. The Trustee will request the principal New York office of each of such New York Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, LIBOR in respect of such LIBOR Determination Date will be the arithmetic mean (rounded upward, if necessary, to the nearest one hundred- thousandth of a percentage point) of such quotations. If the New York Reference Banks do not provide at least two quotations, LIBOR with respect to such LIBOR Determination Date will be LIBOR as reflected in the interest rate on the Class A Certificates in effect on the previous LIBOR Determination Date.

                      "LIBOR Determination Date" shall mean, with respect to any Accrual Period, the second Business Day preceding the first day of such Accrual Period.

                      "Loan Agreement" shall mean the agreement among the Seller, the Servicer, the Trustee, the Banks named therein, and the Agent named therein, dated as of May 4, 1994, as amended or modified from time to time.

                      "London Reference Banks" shall mean Swiss Bank Corporation, New York Branch, and Banque Francaise du Commerce Exterieur, New York Branch.

                      "Minimum Seller Interest" shall mean $280,000.

                      "Monthly Servicing Fee" shall mean, with respect to any Due Period, an amount equal to one-twelfth of the product of the Series Servicing Fee Percentage and the Adjusted Investor Interest as of the last day of the preceding Due Period.

                      "New York Reference Banks" shall mean Swiss Bank Corporation, New York Branch, and Banque Francaise du Commerce Exterieur, New York Branch.

                      "Payment Date" shall mean any Interest Payment Date and any Special Payment Date.

                      "Portfolio Yield" shall mean, with respect to any Due Period, the annualized percentage equivalent of a fraction, the numerator of which is an amount equal to the sum of (i) the Floating Allocation Percentage of Collections of Finance Charge Receivables allocated to the Series 1994-2 Certificates for such Due Period, (ii) the amount of any Principal Funding Investment Proceeds for the related Distribution Date and (iii) any Shared Excess Finance Charge Collections that are allocated to Series 1994-2 pursuant to Section 4.10 for the related Distribution Date, such sum to be calculated on a cash basis after subtracting the Investor Loss Amount for such Due Period, and the denominator of which is the Investor Interest as of the last day of the preceding Due Period (or with respect to the initial Due Period, the Initial Investor Interest).

                      "Principal Allocation Percentage" shall mean, (A) with respect to any Due Period (including any day within such Due Period) occurring prior to the Fixed Principal Allocation Date, the Floating Allocation Percentage for such Due Period, and (B) with respect to any Due Period (including any day within such Due Period) occurring on or after the Fixed Principal Allocation Date, the percentage equivalent of a fraction, the numerator of which is the Adjusted Investor Interest as of the end of the day of the last day of the Due Period occurring immediately prior to the Fixed Principal Allocation Date and the denominator of which is the greater of (x) the sum of (i) the aggregate amount of Principal Receivables in the Trust at the end of the day on the last day of the prior Due Period and (ii) the Excess Funding Amount as of the close of business of the last day of the prior Due Period, and (y) the sum of the numerators used to calculate the Investor/Purchaser Percentages for such Due Period with respect to Principal Receivables for all Series of Certificates and Receivable Purchase Series outstanding; provided, that with respect to any Due Period in which an Addition Date or Removal Date occurs, the amount in (x)(i) above shall be (1) the aggregate amount of Principal Receivables in the Trust at the end of the day on the last day of the prior Due Period for the period from and including the first day of such Due Period to but excluding the related Addition Date or Removal Date and (2) the aggregate amount of Principal Receivables in the Trust at the end of the day on the related Addition Date or Removal Date for the period from and including the related Addition Date or Removal Date to and including the last day of such Due Period; provided further, that with respect to any Due Period in which an Addition Date or a Removal Date occurs and the Servicer need not make daily deposits of Collections into the Collection Account, the amount in (x)(i) above shall be the Average Principal Balance.

                      "Principal Funding Account" shall have the meaning specified in Section 4.13(a).

                      "Principal Funding Account Balance" shall mean, with respect to any date of determination during the Scheduled Amortization Period or the Early Amortization Period, the principal amount, if any, on deposit in the Principal Funding Account on such date of determination.

                      "Principal Funding Investment Proceeds" shall mean, with respect to each Due Period during the Scheduled Amortization Period or the Early Amortization Period, the investment earnings on funds in the Principal Funding Account.

                      "Principal Funding Investment Shortfall" shall mean, with respect to each Due Period during the Scheduled Amortization Period or the Early Amortization Period, the amount, if any, by which the Principal Funding Investment Proceeds are less than the Covered Amount.

                      "Principal Reductions" shall have the meaning specified in Section 4.9(a).

                      "Principal Shortfall" shall mean on any Distribution Date with respect to the Early Amortization Period, the amount by which the sum of
(i) the Adjusted Class A Invested Amount and (ii) the Adjusted Class B Invested Amount exceeds the Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections).

                      "Rating Agency" shall mean Moody's and Standard & Poor's.

                      "Required Amount" shall have the meaning specified in
Section 4.6.

                      "Required Class A Excess Spread Account Amount" shall mean, with respect to any Distribution Date on or after the Class A Excess Spread Account Funding Date, $80,000.

                      "Required Series 1994-2 Invested Amount" shall mean an amount equal to the product of 5% and the Adjusted Investor Interest (as defined in the Series 1994-1 Supplement).

                      "Revolving Period" shall mean the period from and including the Closing Date to, but not including, the earlier of (i) the day the Scheduled Amortization Period commences or (ii) the day the Early Amortization Period commences.

                      "Scheduled Amortization Period" shall mean the Accumulation Period (as defined in the Series 1994-1 Supplement).

                      "Seller Affiliate" shall mean Charming Shoppes, Inc., Fashion Service Corp., a Delaware corporation, or any other wholly owned direct or indirect subsidiary of Charming Shoppes, Inc.

                      "Series Investor Interest" shall mean, as of any date of determination, an amount equal to the Initial Investor Interest less the amount of any principal payments deposited in the Principal Funding Account through such date of determination prior to the Fixed Principal Allocation Date.

                      "Series 1994-1 Supplement" shall mean the Series 1994-1 Supplement, dated as of May 4, 1994, by and between the Seller and Servicer and the Trustee.

                      "Series 1994-2" shall mean the Series of the Charming Shoppes Master Trust represented by the 1994-2 Certificates.

                      "Series 1994-2 Certificateholder" shall mean the Holder of record of any Series 1994-2 Certificate.

                      "Series 1994-2 Early Amortization Event" shall have the meaning specified in Section 8 of this Supplement.

                      "Series 1994-2 Termination Date" shall mean the earliest to occur of (i) the Distribution Date on which the Series 1994-2 Certificates are paid in full, (ii) the April 2003 Distribution Date, or (iii) the date of termination of the Trust pursuant to Section 12.1 of the Agreement.

                      "Series Servicing Fee Percentage" shall mean 2.0%.

                      "Shared Excess Finance Charge Collections" shall mean, with respect to any Distribution Date, as the context requires, either (i) the amount described in Sections 4.6(g) allocated to the Series 1994-2 Certificates but available to cover Finance Charge Shortfalls for other Series in Group One, if any, or (ii) the aggregate amount of Collections of Finance Charge Receivables and other amounts allocable to other Series in Group One in excess of the amounts necessary to make required payments with respect to such Series, if any, and available to cover any Finance Charge Shortfall with respect to the Series 1994-2 Certificates as described in Section 4.10.

                      "Shared Principal Collections" shall mean, as the context requires, either (i) the amount allocated to the Series 1994-2 Certificates which may be applied to cover Principal Shortfalls with respect to other outstanding Series in Group One, or (ii) the amounts allocated to the Investor Certificates of other Series in Group One that the applicable Supplements for such Series specify are to be treated as "Shared Principal Collections" and which may be applied to cover Principal Shortfalls with respect to the Series 1994-2 Certificates pursuant to Section 4.11.

                      "Shortfall" shall have the meaning assigned in Section
4.5.

                      "Special Payment Date" shall mean each Distribution Date with respect to the Scheduled Amortization Period and the Early Amortization Period.

                      SECTION 3. Reassignment and Transfer Terms. The Series 1994-2 Certificates shall be subject to repurchase to the Seller at its option, in accordance with the terms specified in Section 12.2(a) of the Agreement, on any Distribution Date on or after the Distribution Date on which the Investor Interest is reduced to an amount less than or equal to 5% of the Initial Class A Invested Amount. The deposit required in connection with any such repurchase shall be equal to the sum of the Investor Interest plus accrued and unpaid interest on the Class A Certificates through the day preceding the Distribution Date on which the repurchase occurs.

                      SECTION 4. Delivery and Payment for the Series 1994-2 Certificates; Transfer. (a) The Seller shall execute and deliver the Series 1994-2 Certificates to the Trustee for authentication in accordance with
Section 6.1 of the Agreement. The Trustee shall deliver the Series 1994-2 Certificates when authenticated in accordance with Section 6.2 of the Agreement.

                      (b) Anything to the contrary in this Supplement or the Agreement notwithstanding, no Series 1994-2 Certificate may be sold or transferred to any Person unless (i) the Series 1994-2 Certificate is transferred pursuant to a valid registration statement or (ii) pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"). The initial transferee of the Class A Certificates shall execute a certificate in the form of Exhibit E-1 or shall provide an opinion of counsel, reasonably satisfactory to the Trustee, setting forth the applicable exemption under the 1933 Act. With respect to any subsequent transfer, if the transfer is to be made in reliance on any exemption from the registration requirements of the 1933 Act pursuant to Rule 144A promulgated under the Act, the proposed transferee shall have furnished to the Seller and Servicer and the Trustee a Transferee Letter, in the form of Exhibit E-2, signed by such transferee and the transferor, at its own expense. Additionally, if such exemption is not available or does not apply to such proposed transferee, the transferee, at its own expense, shall have provided to the Seller and Servicer and the Trustee an opinion of counsel in form and substance reasonably satisfactory to the Trustee with respect to the availability of any other exemption to the 1933 Act. Notwithstanding anything herein to the contrary, the provisions of this Section 4(b) shall not apply to any transfer of the Class B Certificates which is made to an affiliate of the Seller.

                      (c) Until the date which is three years after the Issuance Date, the legend appearing on the cover of the Series 1994-2 Certificates may not be removed unless the Seller and Servicer and the Trustee have received an opinion of counsel satisfactory to them, in form and substance satisfactory to them, to the effect that such paragraph may be removed.

                      (d) No Certificates may be transferred to a person who is
(i) an "employee benefit plan" as defined in Section 3(3) of ERISA, (ii) a "plan" subject to Section 4975(e)(1) of the Code, or (iii) any entity whose underlying assets includes assets of any of the foregoing by reason of its investment in such entity excluding any investment company that is registered under the 1940 Act.

                      SECTION 5. Form of Delivery of Series 1994-2 Certificates. The Class A Certificates shall be issued in definitive form in a denomination equal to the Initial Class A Invested Amount and the Class B Certificates shall be issued in definitive form in a denomination equal to the Initial Class B Invested Amount.

                      SECTION 6. Article IV of Agreement. Sections 4.1, 4.2 and 4.3 of the Agreement shall be read in their entirety as provided in the Agreement. Article IV of the Agreement (except for Sections 4.1, 4.2 and 4.3 thereof) shall read in its entirety as follows and shall be applicable only to the Series 1994-2 Certificates:

                                   ARTICLE IV

                  RIGHTS OF CERTIFICATEHOLDERS AND RECEIVABLES
            PURCHASERS AND ALLOCATION AND APPLICATION OF COLLECTIONS

                      SECTION 4.4.  Allocations to Series 1994-2
Certificateholders.

                      (a)         Allocations During the Revolving Period.
During the Revolving Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the

Collection Account, allocate to the Series 1994-2 Certificateholders, the Certificateholders of other Series or the Holder of the Exchangeable Seller Certificate the following amounts as set forth below:

                    (i) Allocate to the Series 1994-2 Certificateholders an amount equal to the product of (A) the Floating Allocation Percentage on such date and (B) the aggregate amount of Collections processed in respect of Finance Charge Receivables on such date.

                    (ii) An amount equal to the product of (A) the Principal Allocation Percentage on such date and (B) the aggregate amount of such Collections processed in respect of Principal Receivables on such date shall be held in the Collection Account for application as Shared Principal Collections on the related Distribution Date.

                      (b) Allocations During the Scheduled Amortization Period. During the Scheduled Amortization Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, allocate to the Series 1994-2 Certificateholders, the Certificateholders of other Series or the Holder of the Exchangeable Seller Certificate the following amounts as set forth below:

                    (i) Allocate to the Series 1994-2 Certificateholders an amount equal to the product of (A) the Floating Allocation Percentage on such date and (B) the aggregate amount of Collections processed in respect of Finance Charge Receivables on such date.

                    (ii) Allocate to the Series 1994-2 Certificateholders an amount, if any, equal to the product of (A) the Principal Allocation Percentage on such date and (B) the aggregate amount of such Collections processed in respect of Principal Receivables on such date (for any such date, a "Percentage Allocation"); provided, however, that after the date on which an amount of such Collections equal to the Adjusted Investor Interest as of such day, if any, has been deposited into the Collection Account and allocated to the Series 1994-2 Certificateholders, the amount determined in accordance with this subparagraph (ii) shall be held in the Collection Account for application as Shared Principal Collections on the related Distribution Date.

                      (c) Allocations During the Early Amortization Period. During the Early Amortization Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, allocate to the Series 1994-2 Certificateholders the following amounts as set forth below:

                    (i) Allocate to the Series 1994-2 Certificateholders an amount equal to the product of (A) the Floating Allocation Percentage on such date and (B) the aggregate amount of Collections processed in respect of Finance Charge Receivables on such date.

                    (ii) Allocate to the Series 1994-2 Certificateholders an amount equal to the product of (A) the Principal Allocation Percentage on such date and (B) the aggregate amount of such Collections processed in respect of Principal Receivables on such date; provided, however, that after the date on which an amount of such Collections equal to the Adjusted Investor Interest as of such day, if any, has been deposited into the Collection Account and allocated to the Series 1994-2 Certificateholders, the amount determined in accordance with this subparagraph (ii) shall be held in the Collection Account for application as Shared Principal Collections on the related Distribution Date.

                      SECTION 4.5.  Investor Loss Amount.  On each
Determination Date, the Servicer shall calculate the Investor Loss Amount for the preceding Due Period. If on such date the Required Amount exceeds zero on the related Distribution Date (such deficiency, the "Shortfall"), the Class B Invested Amount will be reduced by the lesser of (i) the Investor Loss Amount and (ii) such Shortfall (a "Class B Charge-Off"). In the event that such reduction would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount shall be zero, and the Class A Invested Amount will be reduced by an amount equal to the excess of such reduction over the Class B Invested Amount prior to the reduction (a "Class A Charge-Off").

                      SECTION 4.6. Monthly Payments. On each Determination Date, the Servicer shall instruct the Trustee to withdraw, and on the succeeding Distribution Date the Trustee acting in accordance with such instructions shall withdraw, the amounts required to be withdrawn from the Collection Account pursuant to Sections 4.6(a), (b), (c), (d), (e), (f) and
(g). On each Determination Date, the Servicer shall also determine the amount (the "Required Amount"), if any, by which the sum of (a) Certificate Interest for the following Distribution Date, plus (b) the Monthly Servicing Fee for the following Distribution Date, plus (c) the Investor Loss Amount for the preceding Due Period exceeds the sum of Available Funds and any Shared Excess Finance Charge Collections allocable to the Series 1994-2 Certificateholders and any Excess Loan Agreement Funds on such Distribution Date.

                      (a) Certificate Interest. On each Distribution Date, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and allocate to the Paying Agent, to the extent of Available Funds and any Shared Excess Finance Charge Collections allocable to the Series 1994-2 Certificates and any Excess Loan Agreement Funds on such Distribution Date, first, Certificate Interest in an amount equal to the product of the Class A Certificate Rate for the related Accrual Period, calculated on the basis of the actual days elapsed in such Accrual Period divided by 360, and the Class A Invested Amount (without giving effect to clauses (c) and (d) in the definition thereof) (the "Certificate Interest"); and second, an amount equal to the amount of any unpaid Class A Deficiency Amounts, as defined below. If the amounts described in this Section 4.6(a) are insufficient to allocate to the Paying Agent such interest in respect of any Distribution Date, the allocation will be reduced by the amount of such deficiency. The amount, if any, of such deficiency for any Distribution Date shall be referred to as the "Class A Deficiency Amount."

                      (b) Servicing Fee. On each Distribution Date, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent of Available Funds and any Shared Excess Finance Charge Collections allocable to the Series 1994-2 Certificates and any Excess Loan Agreement Funds on such Distribution Date, after giving effect to the withdrawals pursuant to Section 4.6(a), an amount equal to the Monthly Servicing Fee accrued in respect of the preceding Due Period plus all accrued and unpaid Monthly Servicing Fees in respect of previous Due Periods, and the Trustee shall pay such amount to the Servicer.

                      (c) Loss Amounts. On each Distribution Date, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent of Available Funds and any Shared Excess Finance Charge Collections allocable to the Series 1994-2 Certificates and any Excess Loan Agreement Funds on such Distribution Date, after giving effect to the withdrawals pursuant to Sections 4.6(a) and (b), an amount equal to the Investor Loss Amount for the preceding Due Period, and the Trustee shall (A) during the Revolving Period, apply such amount in accordance with Section 4.4(a)(ii) and (B) during the Scheduled Amortization Period or the Early Amortization Period, deposit such amount in accordance with Section 4.4(b)(ii) or 4.4(c)(ii), respectively, in each case as if such amounts were Collections of Principal Receivables allocable to the Series 1994-2 Certificates.

                      (d) Reimbursement of Investor Charge-Offs. On each Distribution Date, the Trustee, acting in accordance with instructions of the Servicer, shall withdraw from the Collection Account, to the extent of Available Funds and any Shared Excess Finance Charge Collections allocable to the Series 1994-2 Certificates and any Excess Loan Agreement Funds on such Distribution Date, after giving effect to the withdrawals pursuant to Sections 4.6(a), (b) and (c), an amount equal to the aggregate amount of Investor Charge-Offs, if any, which have not theretofore been reimbursed pursuant to this Section 4.6(d), and shall during the Early Amortization Period deposit such amount in accordance with Section 4.4(c)(ii), as if such amounts were Collections of Principal Receivables allocable to the Series

1994-2 Certificates. Reimbursements of Investor Charge-Offs shall be applied first to the Class A Certificate and second, to the extent amounts are available following the reimbursement of the Class A Certificate, to the Class B Certificate.

                      (e) Reimbursement of Investor Reductions. On each Distribution Date, the Trustee, acting in accordance with instructions of the Servicer, shall withdraw from the Collection Account, to the extent of Available Funds and any Shared Excess Finance Charge Collections allocable to the Series 1994-2 Certificates and any Excess Loan Agreement Funds on such Distribution Date, after giving effect to the withdrawals pursuant to Sections 4.6(a), (b), (c) and (d), an amount equal to the aggregate amount of Class A Reductions, Principal Reductions and Class B Reductions, if any, which have not theretofore been reimbursed pursuant to this Section 4.6(e), and shall during the Early Amortization Period deposit such amount in accordance with Section 4.4(c)(ii), as if such amounts were Collections of Principal Receivables allocable to the Series 1994-2 Certificates. Reimbursements of Class A Reductions, Principal Reductions and Class B Reductions shall be applied first to the Class A Certificate and the Principal Reductions and second, to the extent amounts are available following the reimbursement of the Class A Certificate and the Principal Reductions, to the Class B Certificate.

                      (f) Transfers to the Class A Excess Spread Account. On each Distribution Date, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account the remaining amount of Available Funds and any Shared Excess Finance Charge Collections allocable to the Series 1994-2 Certificates and any Excess Loan Agreement Funds on such Distribution Date, after giving effect to the withdrawals from the Collection Account pursuant to Sections 4.6(a), (b), (c),
(d) and (e) (such remaining funds, the "Excess Finance Charge Collections"). The Trustee shall on each Distribution Date from and after the Class A Excess Spread Account Funding Date, but prior to the date on which the Class A Excess Spread Account terminates pursuant to Section 4.12(d), deposit an amount equal to the excess, if any, of the Required Class A Excess Spread Account Amount over the Available Class A Excess Spread Account Amount into the Class A Excess Spread Account.

                      (g)         Shared Excess Finance Charge Collections.
The balance of any Available Funds after giving effect to Sections 4.6(a), (b),
(c), (d), (e) and (f) will constitute a portion of Shared Excess Finance Charge Collections and will be available for allocation to other Series in Group One or to the Holder of the Exchangeable Seller Certificate as described in Section 4.3(g).

                      SECTION 4.7. Payment of Certificate Interest. On each Payment Date, the Paying Agent shall pay in accordance with

Section 5.1 to the Class A Certificateholder all amounts allocated to the Paying Agent in accordance with Section 4.6(a).

                      SECTION 4.8. Payment of Certificate Principal; Excess Spread.

                      (a) On each Distribution Date with respect to the Scheduled Amortization Period or Early Amortization Period the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and deposit into the Principal Funding Account, to the extent of Available Principal Collections for such Distribution Date, an amount up to the Adjusted Investor Interest. On each Special Payment Date, the Servicer shall instruct the Trustee to withdraw, and the Trustee shall withdraw, from the Principal Funding Account all amounts on deposit therein, provided that such withdrawal shall not reduce the Adjusted Class A Invested Amount below the Required Series 1994-2 Invested Amount, and distribute such amounts to the Paying Agent, and the Paying Agent shall pay such amounts in accordance with Section 5.1 to the Class A Certificateholder.

                      (b) If, after giving effect to the payments to the Class A Certificateholder pursuant to Section 4.8(a) the Class A Invested Amount shall be zero, the Servicer on the Expected Final Payment Date shall instruct the Trustee to withdraw, and the Trustee shall withdraw, from the Principal Funding Account any remaining amounts on deposit therein and distribute such amounts, if any, to the Paying Agent, and the Paying Agent shall pay such amounts to the Class B Certificateholder up to the Class B Invested Amount, and the remainder, if any, shall be paid to the Seller.

                      SECTION 4.9. Seller's or Servicer's Failure to Make a Deposit or Payment.

                      (a) If, at the end of any Due Period, the reduction of the Seller Interest by the Series Dilution Amount applicable to Series 1994-1 and Series 1994-2, if any, after giving effect to any deposit to the Excess Funding Account or conveyance of Receivables as provided in the second sentence of Section 4.3(d) of the Agreement results in the Seller Interest being less than zero, the Servicer shall cause the Trustee to reduce the Class B Invested Amount by the lesser of (x) the Series Dilution Amount applicable to Series 1994-1 and Series 1994-2 after giving effect to the reduction of the Seller Interest to zero and (y) $400,000 plus the amount on deposit in the Excess Funding Account (a "Class B Reduction"), and such amount shall be allocated as Principal Receivables (as defined in the Series 1994-1 Supplement) pursuant to Section 4.4 of the Series 1994-1 Supplement. In the event that such reduction would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount shall be zero, and the Class A Invested Amount will be reduced by an amount equal to the excess of the Series

Dilution Amount applicable to Series 1994-1 and Series 1994-2 over the Class B Invested Amount prior to the reduction or, in the event that such a reduction would cause the Class B Invested Amount to be a positive number, the Class A Invested Amount will be reduced by the excess, if any, of the Series Dilution Amount applicable to Series 1994-1 and Series 1994-2 over such Class B Reduction, (in either case, a "Class A Reduction") and such amount shall be allocated as Principal Receivables (as defined in the Series 1994-1 Supplement) pursuant to Section 4.4 of the Series 1994-1 Supplement. In the event that such reduction would cause the Class A Invested Amount to be a negative number, the Class A Invested Amount shall be zero, and the amounts on deposit in the Principal Funding Account, if any, up to the excess of the Series Dilution Amount applicable to Series 1994-1 and Series 1994-2 over the sum of the Class B Invested Amount and the Class A Invested Amount prior to the reductions thereof, will be withdrawn from the Principal Funding Account by the Trustee and deposited in the Collection Account and allocated as Principal Receivables (as defined in the Series 1994-1 Supplement) pursuant to Section 4.4 of the Series 1994-1 Supplement.

                      (b) If the Class B Invested Amount, the Class A Invested Amount or any amounts on deposit in the Principal Funding Account are reduced pursuant to Section 4.9(a) because of a failure of the Servicer or the Seller to make, or give instructions to make, any payment or deposit required to be made or given by the Seller pursuant to Section 4.3(d) of the Agreement, the Seller shall, as appropriate, as promptly as possible but in no event later than five Business Days following such withdrawal, deposit or cause to be deposited in the Principal Funding Account an amount equal to the required payment, deposit or transfer. If, at any time, the Seller shall deposit or cause to be deposited in the Principal Funding Account such required payment, deposit or transfer, the deposit shall be applied by the Trustee first to reimburse the Class A Certificateholder for any Class A Reductions, second to reimburse the Principal Funding Account for any Principal Reductions and third to reimburse the Class B Certificateholder for any Class B Reductions. The Seller shall be obligated to deposit or cause to be deposited in the Principal Funding Account an amount equal to such required payment, deposit or transfer notwithstanding any reimbursement of Class A Reductions, Principal Reductions or Class B Reduction pursuant to Section 4.6(e).

                      (c) If the Servicer or the Seller fails to make, or give instructions to make, any payment or deposit required to be made or given by the Servicer or Seller, respectively, at the time specified in the Agreement (including applicable grace periods), the Trustee shall make such payment or deposit from the applicable account without instruction from the Servicer or Seller in an amount equal to the amount of such payment or deposit (for amounts owing pursuant to Section 4.6). The Trustee shall be required to make any such payment, deposit or withdrawal hereunder only to the extent that the Trustee has sufficient information to allow it to determine the amount thereof; provided, however, that the Trustee shall in all cases be deemed to have sufficient information to determine the amount of interest payable to the Series 1994-2 Certificateholders on each Distribution Date. The Servicer shall, upon request of the Trustee, promptly provide the Trustee with all information necessary to allow the Trustee to make such payment, deposit or withdrawal. Such funds or the proceeds of such withdrawal shall be applied by the Trustee in the manner in which such payment or deposit should have been made by the Seller or the Servicer, as the case may be.

                      SECTION 4.10. Shared Excess Finance Charge Collections. Series 1994-2 shall be included in Group One. Subject to Section 4.3(g) of the Agreement, Shared Excess Finance Charge Collections with respect to the Series in Group One for any Distribution Date will be allocated to Series 1994-2 in an amount equal to the product of (x) the aggregate amount of Shared Excess Finance Charge Collections with respect to all Series in Group One for such Distribution Date and (y) a fraction, the numerator of which is the Finance Charge Shortfall for Series 1994-2 for such Distribution Date and the denominator of which is the aggregate amount of Finance Charge Shortfalls for all Series in Group One for such Distribution Date. The "Finance Charge Shortfall" for Series 1994-2 for any Distribution Date will be equal to the excess, if any, of (a) the full amount required to be paid, without duplication, pursuant to Sections 4.6(a)-(f) on such Distribution Date over (b) the Available Funds and Excess Loan Agreement Funds for such Distribution Date.

                      SECTION 4.11.  Shared Principal Collections.  Subject to
Section 4.3(f) of the Agreement, Shared Principal Collections for any Distribution Date will be allocated to Series 1994-2 in an amount equal to the product of (x) the aggregate amount of Shared Principal Collections with respect to all Series in Group One that are Principal Sharing Series for such Distribution Date and (y) a fraction, the numerator of which is the Principal Shortfall for Series 1994-2 for such Distribution Date and the denominator of which is the aggregate amount of Principal Shortfalls for all Series in Group One that are Principal Sharing Series for such Distribution Date.

                      SECTION 4.12.  Class A Excess Spread Account.

                      (a) The Servicer shall establish and maintain with a Qualified Depository Institution, which may be the Trustee, in the name of the Trustee, on behalf of the Trust, for the benefit of the Class A Certificateholder, a segregated trust account with the corporate trust department of such Qualified Depository Institution (the "Class A Excess Spread Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class A Certificateholder. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Class A Excess Spread Account and in all proceeds thereof. The Class A Excess Spread Account shall be under the sole dominion and control of the Trustee for the benefit of the Class A Certificateholder. If at any time the institution holding the Class A Excess Spread Account ceases to be a Qualified Depository Institution the Trustee (or the Servicer on its behalf) shall within 10 Business Days establish a new Class A Excess Spread Account meeting the conditions specified above with a Qualified Depository Institution, and shall transfer any cash or any investments to such new Class A Excess Spread Account. The Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Class A Excess Spread Account from time to time in an amount up to the Available Class A Excess Spread Account Amount at such time for the purposes set forth in this Supplement, and
(ii) on each Distribution Date (from and after the Class A Excess Spread Account Funding Date) prior to termination of the Class A Excess Spread Account, as the case may be, make a deposit into the Class A Excess Spread Account in the amount specified in, and otherwise in accordance with, Section 4.6(f), as applicable.

                      (b) Funds on deposit in the Class A Excess Spread Account shall be invested at the direction of the Servicer by the Trustee in Permitted Investments. Funds on deposit in the Class A Excess Spread Account on any Distribution Date, after giving effect to any withdrawals from the Class A Excess Spread Account on such Distribution Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Distribution Date. The Trustee shall maintain for the benefit of the Class A Certificateholder possession of the negotiable instruments or securities, if any, evidencing such Permitted Investments. No Permitted Investment shall be disposed of prior to its maturity (except as may be necessary in connection with the establishment of a new Class A Excess Spread Account as provided in Section 4.12(a)). On each Distribution Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Distribution Date on funds on deposit in the Class A Excess Spread Account shall be retained in the Class A Excess Spread Account (to the extent that the Available Class A Excess Spread Account Amount is less than the Required Class A Excess Spread Account Amount) and the balance, if any, shall constitute a portion of the Shared Excess Finance Charge Collections. For purposes of determining the availability of funds or the balance in the Class A Excess Spread Account for any reason under this Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

                      (c) On any Distribution Date to the extent that the amounts required to be withdrawn from the Collection Account pursuant to
Section 4.6(a) exceed the sum of Available Funds and any Shared Excess Finance Charge Collections allocable to the Series 1994-2 Certificateholders and any Excess Loan Agreement Funds on such Distribution Date (such shortfall being the

"Collection Account Shortfall"), an amount equal to the lesser of (i) the Available Class A Excess Spread Account Amount and (ii) the Collection Account Shortfall shall be withdrawn from the Class A Excess Spread Account on such Distribution Date by the Trustee (acting in accordance with the instructions of the Servicer), and the Trustee shall apply such amount in the order of priority established in Section 4.6(a).

                      (d) Upon the earliest to occur of (i) the termination of the Trust pursuant to Article XII of the Agreement, (ii) the day on which the Class A Invested Amount is paid in full to the Class A Certificateholder, (iii) if the Scheduled Amortization Period has not commenced, the occurrence of an Early Amortization Event with respect to Series 1994-2 and (iv) if the Scheduled Amortization Period has commenced, the earlier of the first Special Payment Date and the Expected Final Payment Date, the Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the Class A Certificateholder that are payable from the Class A Excess Spread Account as provided herein, shall withdraw any remaining amounts from the Class A Excess Spread Account and deposit such amounts in the Collection Account whereupon such amounts will be available for allocation to other Series in Group One or to the Holder of the Exchangeable Seller Certificate.

                      SECTION 4.13.  The Principal Funding Account.

                      (a) The Trustee, for the benefit of the Class A Certificateholder, shall establish or shall cause to be established and maintained with a Qualified Depository Institution in the name of the Trustee, on behalf of the Trust, a segregated trust account (the "Principal Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1994-2 Certificateholders. The Principal Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1994-2 Certificateholders and, to the extent provided in Section 4.9(a), the Series 1994-1 Certificateholders, as their interests may appear. If, at any time, the institution holding the Principal Funding Account ceases to be a Qualified Depository Institution, the Trustee shall, within twenty Business Days establish a new Principal Funding Account meeting the conditions specified above with a Qualified Depository Institution, transfer any cash or any investments to such new Principal Funding Account and from the date such new Principal Funding Account is established, it shall be the "Principal Funding Account." Neither the Seller nor the Servicer, nor any Person claiming by, through or under the Seller or Servicer, shall have any right, title or interest in, or any right to withdraw any amount from, the Principal Funding Account except to the extent provided in this Supplement and the Agreement. Pursuant to the authority granted to the Servicer in Section 3.1(b) of the Agreement, the Servicer shall have the revocable power to instruct the Trustee to make withdrawals and payments from the Principal Funding

Account for the purposes of carrying out the Servicer's duties under this Supplement.

                      (b) Funds on deposit in the Principal Funding Account shall be invested by the Trustee at the direction of the Servicer in Permitted Investments that will mature so that such funds will be available prior to the Distribution Date following such investment. Any request by the Servicer to invest funds on deposit in the Principal Funding Account shall be in writing and shall certify that the requested investment is a Permitted Investment that matures at or prior to the time required hereby. The Trustee shall maintain possession of the negotiable instruments or securities, if any, evidencing the Permitted Investments described in clause (a) of the definition thereof from the time of purchase thereof until maturity.

                      (c) On each Distribution Date with respect to the Scheduled Amortization Period or Early Amortization Period, the Trustee, acting at the Servicer's direction given on the related Determination Date, shall transfer from the Principal Funding Account to the Collection Account the Principal Funding Investment Proceeds on such date, for application as Available Funds for such Distribution Date. Principal Funding Investment Proceeds shall not be considered to be principal amounts on deposit in the Principal Funding Account for purposes of this Supplement.

                      SECTION 7. Article V of the Agreement. Article V of the Agreement shall read in its entirety as follows and shall be applicable only to the Series 1994-2 Certificates:


                                   ARTICLE V
                     DISTRIBUTIONS AND REPORTS TO INVESTOR
                               CERTIFICATEHOLDERS

                      SECTION 5.1.  Distributions.  On each Payment
Date, the Paying Agent shall distribute (in accordance with the certificate delivered by the Servicer to the Trustee pursuant to Section 3.4(b) of the Agreement) to each Series 1994-2 Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 12.3 of the Agreement respecting a final distribution) such Certificateholder's pro rata share (based on the aggregate Undivided Trust Interests represented by Series 1994-2 Certificates held by such Certificateholder) of amounts as are payable to the Series 1994-2 Certificateholders pursuant to Sections 4.6, 4.7 and 4.8 by wire transfer to each Series 1994-2 Certificateholder.

                      SECTION 5.2.  Monthly Certificateholders' Statement.

                      (a) On or before each Distribution Date, the Paying Agent shall forward to each Series 1994-2 Certificateholder and each Rating Agency a statement substantially in the form of

Exhibit D to this Supplement prepared by the Servicer stating whether an Early Amortization Event has occurred and setting forth, among other things, the following information (which, in the case of subclauses (i), (ii) and (iii) below, shall be stated on the basis of an original principal amount of $1,000 per Series 1994-2 Certificate and, in the case of subclauses (x) through (xiii) shall be stated on an aggregate basis and on the basis of an original principal amount of $1,000 per Series 1994-2 Certificate):

                     (i)  the total amount distributed;

                    (ii) the total amount (1) distributed in respect of interest to the Class A Certificateholders and (2) distributed in respect of principal to the Class A Certificateholders;

                   (iii) the total amount distributed in respect of principal to the Class B Certificateholders;

                    (iv) the amount deposited in the Principal Funding Account allocable to the Class A Certificates;

                     (v) the amount deposited in the Principal Funding Account allocable to the Class B Certificates;

                    (vi) the amount of Collections of Principal Receivables processed during the preceding Due Period and allocated in respect of the Series 1994-2 Certificates;

                   (vii) the amount of Collections of Finance Charge Receivables processed during the preceding Due Period and allocated in respect of the Series 1994-2 Certificates;

                  (viii) the aggregate amount of Principal Receivables, the Investor Interest, the Adjusted Investor Interest and the Adjusted Investor Interest as a percentage of the aggregate amount of Principal Receivables in the Trust, in each case as of the end of the day on the last day of the preceding Due Period and the Floating Allocation Percentage and the Principal Allocation Percentage for the preceding Due Period;

                    (ix) the aggregate outstanding balance of Accounts which were 30 to 59, 60 to 89, 90 to 119, and 120 or more days delinquent as of the end of the day on the last day of the preceding Due Period;

                     (x)  the Investor Loss Amount;

                    (xi)  the Class A Loss Amount for the preceding Due Period;

                   (xii)  the Class B Loss Amount for the preceding Due Period;

                  (xiii) the aggregate amount of Class A Charge-Offs for the preceding Due Period;

                   (xiv) the aggregate amount of Class B Charge-Offs for the preceding Due Period;

                    (xv) the aggregate amount of Class A Charge-Offs reimbursed on such Distribution Date;

                   (xvi) the aggregate amount of Class B Charge-Offs reimbursed on such Distribution Date;

                  (xvii) the aggregate amount of Class A Reductions for the preceding Due Period;

                 (xviii) the aggregate amount of Class B Reductions for the preceding Due Period;

                   (xix) the aggregate amount of Class A Reductions reimbursed on such Distribution Date;

                    (xx) the aggregate amount of Class B Reductions reimbursed on such Distribution Date;

                   (xxi) the amount of the Monthly Servicing Fee for the preceding Due Period;

                  (xxii)  the Portfolio Yield for the preceding Due Period;

                 (xxiii) the Portfolio Yield (excluding clause (iii) of the definition thereof) for the preceding Due Period;

                  (xxiv)  the Base Rate for the preceding Due Period;

                   (xxv)  the excess of the Portfolio Yield (excluding clause
         (iii) of the definition thereof) over the Base Rate;

                  (xxvi) the Principal Funding Account Balance on such Distribution Date;

                 (xxvii)  the Covered Amount for such Distribution Date;

                (xxviii) the Available Class A Excess Spread Account Amount and the Required Class A Excess Spread Account Amount, if any;

                  (xxix) the Principal Shortfall and the Finance Charge Shortfall for such Distribution Date, if any;

                   (xxx) the Available Funds and the Available Principal Collections on such Distribution Date;

                  (xxxi) the Available Funds on such Distribution Date (1) pursuant to clause (i) of the definition thereof; (2) pursuant to clause (ii) of the definition thereof; (3) pursuant to clause (iii) thereof; (4) pursuant to clause (iv) of the definition thereof;

                 (xxxii)  Excess Loan Agreement Funds for such Distribution
         Date;

                (xxxiii) Shared Excess Finance Charge Collections on such Distribution Date;

                 (xxxiv) Available Principal Collections on such Distribution Date;

                  (xxxv) Shared Principal Collections and Shared Excess Finance Charge Collections allocable to the Series 1994-1 Certificates on such Distribution Date;

                 (xxxvi) Shared Principal Collections and Shared Excess Finance Charge Collections allocable to the Series 1994-2 Certificates on such Distribution Date;

                (xxxvii)  the Pool Factor as of the preceding Record Date; and

               (xxxviii) such other items as are set forth on Exhibit D to this Supplement.

                 (b) Annual Certificateholders' Tax Statement. On or before January 31 of each calendar year, beginning with calendar year 1995, the Trustee shall distribute to each Person who at any time during the preceding calendar year was a Series 1994-2 Certificateholder, a statement prepared by the Servicer containing the information required to be contained in the regular monthly report to Series 1994-2 Certificateholders, as set forth in subclauses
(i) through (v) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 1994-2 Certificateholder, together with such other customary information (consistent with the treatment of the Certificates as debt) as the Servicer deems necessary or desirable to enable the Series 1994-2 Certificateholders to prepare their tax returns (consistent with the treatment of the Certificates as debt). Such obligations of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in effect.

                 SECTION 8. Series 1994-2 Early Amortization Events. If any one of the following events shall occur with respect to the Series 1994-2
Certificates:

                 (a) failure on the part of the Seller (i) to make any payment or deposit required by the terms of (A) the Agreement, or (B) this Supplement, on or before the date occurring five days after the date such payment or deposit is required to be made herein or (ii) duly to observe or perform in any material respect any covenants or agreements of the Seller set forth in the Agreement or this Supplement (including, without limitation, the covenants of the Seller contained in Sections 10 and 11 of this Supplement), which failure has a material adverse effect on the Series 1994-2 Certificateholders and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Trustee, or to the Seller and the Trustee by the Holders of Series 1994-2 Certificates evidencing Undivided Trust Interests aggregating not less than 50% of the Investor Interest of this Series 1994-2, and continues to affect materially and adversely the interests of the Series 1994-2 Certificateholders for such period;

                 (b) any representation or warranty made by the Seller in the Agreement or this Supplement, or any information contained in a computer file or microfiche or written list required to be delivered by the Seller pursuant to Section 2.1 or 2.6 of the Agreement, (i) shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Trustee, or to the Seller and the Trustee by the Holders of the Series 1994-2 Certificates evidencing Undivided Interests aggregating more than 50% of the Investor Interest of this Series 1994-2, and (ii) as a result of which the interests of the Series 1994-2 Certificateholders are materially and adversely affected and continue to be materially and adversely affected for such period; provided, however, that a Series 1994-2 Early Amortization Event pursuant to this Section 8(b) shall not be deemed to have occurred hereunder if the Seller has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Agreement;

                 (c) the average Portfolio Yield (which amount shall not include clause (iii) in the definition of Portfolio Yield for the purposes of this Section 8(c)) for any three consecutive Due Periods is reduced to a rate which is less than the average Base Rate (an "Economic Early Amortization Event") for such period;

                 (d) the Seller shall fail to convey Receivables arising under Additional Accounts to the Trust, as required by Section 2.6(a) of the Agreement;

                 (e) any Servicer Default shall occur which would have a material adverse effect on the Series 1994-2 Certificateholders;

                 (f) the Investor Interest shall not be paid in full on the Expected Final Payment Date;

                 (g) an Early Amortization Event (as defined in the Series 1994-1 Supplement) shall have occurred.

then, in the case of any event described in subparagraph (a), (b) or (e), after the applicable grace period set forth in such subparagraphs, either the Trustee or the Holders of Series 1994-2 Certificates evidencing Undivided Trust Interests aggregating more than 50% of the Investor Interest of this Series 1994-2 by notice then given in writing to the Seller and the Servicer (and to the Trustee if given by the Certificateholders) may declare that an early amortization event (a "Series 1994-2 Early Amortization Event") has occurred as of the date of such notice, and in the case of any event described in subparagraphs (c), (d) or (f), a Series 1994-2 Early Amortization Event shall occur without any notice or other action on the part of the Trustee or the Series 1994- 2 Certificateholders immediately upon the occurrence of such event.

                 SECTION 9. Series 1994-2 Termination. The right of the Series 1994-2 Certificateholders to receive payments from the Trust will terminate on the first Business Day following the Series 1994-2 Termination Date.

                 SECTION 10.  Distributions from Series 1994-1.     The Seller
and Servicer and the Trustee hereby agree that, notwithstanding the terms of any Supplement relating to another Series, all amounts which may be applied to a Series pursuant to Section 4.6(h) of the Series 1994-1 Supplement shall be applied first to Series 1994-2 and included in Available Funds as provided herein.

                 SECTION 11. Representations and Warranties of the Seller and the Servicer. The Seller and the Servicer each hereby represents and warrants to the Trustee and each Class A Certificateholder that each and every one of its respective representations and warranties contained in the Agreement and this Supplement is true and correct in all material respects as of the date hereof (or if such representation or warranty applies to another date, as of such date).

                 SECTION 12. Obligations Unaffected. The obligations of the Seller and the Servicer to the Trustee and the Class A Certificateholder under this Supplement shall not be affected by reason of any invalidity, illegality or irregularity of any of the Receivables or any sale of any of the Receivables.

                 SECTION 13. Conditions to Effectiveness of This Supplement. This Supplement shall become effective on the date that the Trustee shall have received a certificate from the Seller that the following conditions precedent have been satisfied (the "Closing Date"):

                 (a) Supplement. This Supplement, executed and delivered by a duly authorized officer of each of the Seller, the Servicer and the Trustee.

                 (b) Class A Certificates and Class B Certificates. (i) For the Class A Certificateholder on the Closing Date, a Class A Certificate conforming to the requirements hereof and (ii) for the Seller [or its Affiliate], a Class B Certificate conforming to the requirements hereof, in each case duly executed by the Seller and properly authenticated by the Trustee.

                 (c) Corporate Proceedings of the Seller and the Servicer. A copy of the resolutions, in form and substance satisfactory to the Trustee, of the Board of Directors of each of the Seller and the Servicer authorizing the execution, delivery and performance of this Supplement and the other Series 1994-2 Documents to which it is a party, certified by the Secretary or an Assistant Secretary of such Person, which certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

                 (d) Incumbency. A certificate of the Secretary or an Assistant Secretary of each of the Seller and the Servicer certifying the names and true signatures of the officers authorized on its behalf to sign this Supplement, the Series 1994- 2 Certificates (in the case of the Seller) and the other Series 1994-2 Documents to be delivered by such Person hereunder;

                 (e) Representations and Warranties. The representations and warranties made by each of the Seller and the Servicer in each Series 1994-2 Document to which it is a party and any other agreements delivered by such Person in connection therewith are true and correct in all material respects on and as of such date;

                 (f) No Violation. The consummation of the transactions contemplated by any of the 1994-2 Documents shall not contravene, violate or conflict with, as to the Seller or the Servicer, any material Requirement of Law applicable to such Person.

                 (g) Consents, Licenses and Approvals. All material consents, licenses, approvals and authorizations, as required, shall have been obtained and shall be in full force and effect as of the Closing Date.

                 (h) Cap Agreement. The Seller or a Seller Affiliate shall have obtained the Caps pursuant to the Cap Agreement for the benefit of the Trustee on behalf of the Class A Certificateholders and has prepaid or will prepay, as the case may be, out of the capital of the Seller, in full all fees, premiums and other amounts due to the Cap Counterparty under the Cap Agreement.

                 (i)  No Early Amortization Event.  On and as of the
         Closing Date, no Early Amortization Event shall have occurred and be continuing with respect to any Series of Investor Certificates issued by the Trust.

                 (j) Officer's Certificate. Each of the Seller and the Servicer shall have delivered to the Trustee an Officer's Certificate dated as of the Closing Date stating that to the best of such officer's knowledge the conditions set forth in Sections 13(e), (f),
         (g) and (h) have been satisfied.

                 (k) Class A Certificates Treated as Debt. Morgan, Lewis & Bockius shall have delivered a Tax Opinion with respect to the Class A Certificates.

                 (l) Legal Opinions. (i) The Trustee and the Class A Certificateholder shall have received from Morgan, Lewis & Bockius, special counsel to the Seller and the Servicer, a favorable opinion or opinions dated as of the Closing Date, in a form that is reasonably satisfactory to the Trustee and the Class A Certificateholder, and
         (ii) the Trustee shall have caused its special counsel, Pepper, Hamilton & Scheetz, to deliver a favorable opinion, dated as of the Closing Date and addressed to the Class A Certificateholder, in a form that is reasonably satisfactory to such Class A Certificateholder.

                 (m) Rating Agency. The Seller shall have received a letter from the Rating Agency confirming that, after giving effect to the execution and delivery of this Supplement and the issuance of the Class A Certificates by the Trust, the Rating Agency Condition will be satisfied.

                 (n) Other Matters. The Seller and the Servicer shall have furnished or caused to be furnished to the Trustee at the Closing Date such additional certificates, letters or opinions as the Trustee or the Class A Certificateholder may reasonably request.

                 SECTION 14. Ratification of Agreement. As supplemented by this Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Supplement shall be read, taken, and construed as one and the same instrument.

                 SECTION 15. Counterparts. This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

                 SECTION 16. Amendments. This Supplement may be amended, changed, waived, discharged, or terminated without the written consent of the Cash Collateral Depositor (as defined in the Series 1994-1 Supplement) only if,
(i) in the Opinion of Counsel from the outside counsel of the Seller, such amendment, change, waiver, discharge or termination would not be materially adverse to the Cash Collateral Depositor, and (ii) the Seller shall have delivered to the Trustee an Officer's Certificate stating that such amendment, change, waiver, discharge or termination would not be materially adverse to the Cash Collateral Depositor.

                 SECTION 17. Governing Law. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                 SECTION 18. No Petition. The Seller, the Servicer and the Trustee, by entering into this Supplement and each Certificateholder, by accepting a Series 1994-2 Certificate hereby covenant and agree that they will not at any time institute against the Trust, or join in any institution against the Trust of, any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Series 1994-2 Certificates, the Agreement or this Supplement.

                 IN WITNESS WHEREOF, the Seller and Servicer and the Trustee have caused this Series 1994-2 Supplement to be duly executed by their respective officers as of the day and year first above written.

                                                SPIRIT OF AMERICA NATIONAL BANK,
                                                Seller and Servicer


                                                By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                                FIRST FIDELITY BANK, NATIONAL
                                                  ASSOCIATION, Trustee

                                                By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                                                     Exhibit E-1



Spirit of America National Bank
  c/o Charming Shoppes, Inc.
450 Winks Lane
Bensalem, PA  19020
Attn:  Kirk Simme

First Fidelity Bank,
  National Association
123 South Broad Street, M.B.O.
18th Floor
Philadelphia, PA  19109
Attn:  Corporate Trust Administration


                          Re:     Charming Shoppes Master Trust,
                                  Series 1994-2 Certificates


 Dear Sirs:

                 I refer to Section 4 of the Series 1994-2 Supplement, dated as of August 15, 1994 (as amended or supplemented from time to time, the "Supplement"), among Spirit of America National Bank (the "Seller and Servicer") and First Fidelity Bank, National Association, not in its individual capacity but solely as trustee (the "Trustee") to the Amended and Restated Pooling and Servicing Agreement, dated as of December 24, 1992 as amended and restated as of May 4, 1994 (as amended or supplemented from time to time, the "Agreement"), among the Seller and Servicer and the Trustee.

                 In connection with the transfer of Series 1994-2, Class [A/B] Certificates (the "Certificates") issued by Charming Shoppes Master Trust (the "Trust") in the maximum principal amount set forth on the signature page hereof to the undersigned (the "Purchaser"), the Purchaser hereby represents and warrants to you as follows:

                 1. The Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the purchase of the Certificates. The purchaser is an "accredited investor" within the meaning of Regulation D promulgated under the 1933 Act.

                 2. The Purchaser's intention is to acquire the Certificates
(a) for investment in the Purchaser's own account, or (b) for resale to "qualified institutional buyers" in transactions under Rule 144A promulgated under the 1933 Act ("Rule 144A") and not in any event with the view to, or for resale in connection with, any distribution thereof. It understands that the Certificates have not been registered under the 1933 Act, by reason of a specified exemption from the registration provisions of the 1933 Act which depends upon, among other things, the bona fide nature of the Purchaser's investment intent (or intent to resale only in Rule 144A transactions) as expressed herein.

                 3. The purchaser acknowledges that the Certificates are being purchased pursuant to an exemption under the 1933 Act and may not be transferred unless an exemption from the registration requirements of the 1933 Act (including but not limited to the exemption contained in Rule 144A) is available.


                 4. (i) The Purchaser is not (i) an "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA");(ii) a "plan" subject to Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended; or (iii) any entity whose underlying assets include assets of any of the foregoing by reason of its investment in such entity excluding any investment company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act").

                 5. The Certificates being purchased by the Purchaser will be deemed to be beneficially owned by not more than one person for purposes of
Section 3(c)(1) of the 1940 Act.

                 Capitalized terms used but not defined herein shall have the meanings given to such terms in the Agreement.

                                          Very truly yours,


Date:
     -------------------------            -------------------------------------
                                          [The Purchaser]


                                     By:
                                          ----------------------------------
                                          Name:
                                          Title:

                                                                     Exhibit E-2



Spirit of America National Bank
  c/o Charming Shoppes, Inc.
450 Winks Lane
Bensalem, PA  19020
Attn:  Kirk Simme

First Fidelity Bank,
  National Association
123 South Broad Street, M.B.O.
18th Floor
Philadelphia, PA  19109
Attn:  Corporate Trust Administration

                          Re:     Charming Shoppes Master Trust,
                                  Series 1994-2 Certificates

Dear Sirs:

                 We refer to Section 4 of the Series 1994-2 Supplement, dated as of August 15, 1994 (as amended or supplemented from time to time, the "Supplement"), among Spirit of America National Bank (the "Seller and Servicer") and First Fidelity Bank, National Association, not in its individual capacity but solely as trustee (the "Trustee") to the Amended and Restated Pooling and Servicing Agreement, dated as of December 24, 1992 as amended and restated as of May 4, 1994 (as amended or supplemented from time to time, the "Agreement"), among the Seller and Servicer and the Trustee.

                 In connection with our proposed purchase of Series 1994-2, Class [A/B] Certificates (the "Certificates"), issued by Charming Shoppes Master Trust (the "Trust") in the maximum principal amount set forth on the signature page hereof, we represent, warrant and confirm that:

                 (i) we understand that the Certificates have not been and are not being registered under the Securities Act of 1933, as amended (the "1933 Act"), and are being sold to us in a transaction that is exempt from the registration requirements of the 1933 Act which exemption depends upon, among other things, the bona fide nature of our investment intent as expressed herein;

                 (ii) any information we have requested concerning the Certificates or any other matter relevant to our decision to purchase the Certificates is or has been made available to us;

                 (iii) we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Certificates, and we are able to bear the economic risk of an investment in the Certificates;

we are an "accredited investor" (as such term is defined in Rule 501(a)(1), (2) or (3) of Regulation D under the 1933 Act);

                 (iv) We are a "qualified institutional buyer" within the meaning of Rule 144A.

                 (v) We understand that the Seller may rely on the exemption from the provisions of Section 5 of the 1933 Act provided by Rule 144A in connection with the transfer.

                 (vi) [Version I: The chief financial officer, a person fulfilling an equivalent function, or another executive officer has specified in a certificate substantially in the form attached as Appendix A hereto, the amount of securities owned and invested on a discretionary basis by the us as of [a specific date on or since the close of our most recent fiscal year)].

                                      [OR]

                 [Version II: We are a member of a family of investment companies for purposes of Rule 144A, and an executive officer of the investment adviser has specified in a certificate substantially in the form attached as Appendix A hereto the amount of securities owned by the family of investment companies as of [a specified date on or since the close of our most recent fiscal year)].

                 (vii) we acknowledge either (a) that it has not requested from any person the information required to be received by the Purchase, upon request, pursuant to Rule 144A(d)(4)(i) (the "Required Information"), or (b) that it has requested and received the Required Information from the Trustor.

                 (viii) (a) we are not (i) an "employee benefit plan" as defined in Section 3(3) of The Employee Retirement Income Security Act of 1974, as amended; (b) or "plan" subject to Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended; or (c) any entity whose underlying assets include assets of any of the foregoing by reason of its investment in such entity excluding any investment company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act").

                 (ix) we are acquiring the Certificates for our own account and not with a view to any distribution of the Certificates, subject, nevertheless, to the understanding that the disposition of our property shall at all times be and remain within our control;

                 (x) we agree that the Certificates must be held indefinitely by us unless subsequently registered under the 1933 Act or any exemption from any registration requirements of that Act and any applicable state securities law is available;

                 (xi) we understand and agree that:

                 (A) the Certificates represent a beneficial interest in the Trust only and do not represent an interest in or obligation of the Seller and Servicer, the Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in the Agreement, the Supplement or the Certificates; and

                 (B) the Certificates are not guaranteed by any governmental agency or instrumentality and are limited in right of payment to certain Collections with respect to the Receivables (and certain other amounts), all as more specifically set forth in Agreement, the Supplement and the Certificates.

               (xii) we understand and agree that by accepting the benefits of the Agreement that we agree that we will not at any time institute against the Seller, or join in any institution against the Seller of, any bankruptcy, reorganization, arrangement, insolvency or liquidation;

              (xiii) we agree that in the event that at some future time we wish to transfer or otherwise dispose of any of the Certificates
(such transfer or disposition not being currently foreseen or contemplated), we will not transfer or otherwise dispose of any of the Certificates unless:

         (A) (1) a letter to substantially the same effect as this letter is executed promptly by the transferee (or, in the case of a transfer by us pursuant to Rule 144A, under the 1933 Act, a letter in substantially the form set forth in Exhibit E-1 to the Supplement is executed promptly by the transferor) and (2) all offers or solicitations in connection with the sale, whether directly or through any agent acting on our behalf, are limited only to Eligible Purchasers and are not made by means of any form of general solicitation or general advertising whatsoever; or

                 (B) the Certificates are transferred or otherwise disposed of pursuant to Rule 144 under the 1933 Act by us after we have held them for more than three years; or

                 (C) the Certificates are transferred or otherwise disposed of in any other transaction that does not require registration under the 1933 Act and, if the Seller and Servicer or the Trustee so requests, we have theretofore furnished to such party an opinion of counsel, satisfactory to such party in form and substance, to such effect.

                 "Eligible Purchaser" means a corporation, partnership or other entity which we have reasonable grounds to believe and do believe can make representations with respect to itself to substantially the same effect as the representations set forth herein.

                 Capitalized terms used but not defined herein shall have the meanings given to such terms in the Pooling and Servicing Agreement.

                                        Very truly yours,


Date:
     ---------------------------        ---------------------------------------
                                        [transferee]


                                        By:
                                           ------------------------------------
                                            Name:
                                            Title:

Transferee Information:

         United States Taxpayer
           Identification Number:
                                  -----------------------------------
Principal Amount of the
Certificates issued by the
Trust:
                                  -----------------------------------

         Certificate(s) are to
           be registered in name
           of (indicate Nominee,
           if applicable):
                                  -----------------------------------


cc:
         ------------------------
         [transferor]

                                                           APPENDIX A--VERSION I



                       OFFICER'S CERTIFICATE OF PURCHASER
                           FOR PURPOSES OF RULE 144A

                 The undersigned ______________________, chief financial officer of ___________________ (the "Purchaser") hereby certifies that the amount of securities owned and invested on a discretionary basis by the Purchaser as of [insert a specified date on or since the close of the Purchaser's most recent fiscal year] was $ ___________. I understand that this Certificate is provided to the Trustee for the purpose of establishing that the Purchaser is a "qualified institutional buyer" for purposes of Rule 144A promulgated under the Securities Act of 1933, as amended, and that the Trustee intends to rely on this Certificate in connection therewith.

                 IN WITNESS WHEREOF, I have hereto signed my name as of the _______ day of _________, ____.



                                                --------------------------------
                                                Name:
                                                Title: Chief Financial Officer

                                                          APPENDIX A--VERSION II




                       OFFICER'S CERTIFICATE OF PURCHASER
                           FOR PURPOSES OF RULE 144A

                 The undersigned ______________________, hereby certifies that he is an executive officer of ____________, the investment advisor to the family of investment companies of which ____________(the "Purchaser") is member for purposes of Rule 144A ("Rule 144A") promulgated under the Securities Act of 1933, as amended, and the amount of securities owned by the family of investment companies of which the Purchaser is a member was $___________ as of [insert a specific date on or since the close of the Purchaser's most recent fiscal year]. I understand that this Certificate is provided to the Trustee for the purpose of establishing that the Purchaser is a "qualified institutional buyer" for purposes of Rule 144A and that the Trustee intends to rely on this Certificate in connection therewith.

                 IN WITNESS WHEREOF, I have hereto signed my name as of the ___day of ______, ____.


                          -----------------------------
                          Name:
                          Title:


Purchaser Information:

         United States Taxpayer
           Identification Number:
                                  -------------------------------------
Principal Amount of the
Certificates issued by the
Trust:
                                  -------------------------------------

         Certificate(s) are to
           be registered in name
           of (indicate Nominee,
           if applicable):
                                  -------------------------------------